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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                            ______________________

                                CURRENT REPORT

                       Pursuant to Section 13 of 15(d)
                  of the Securities and Exchange Act of 1934
                           _______________________

                      Date of Report:   October 7, 1996

                          CONTINENTAL CIRCUITS CORP.
            (Exact name of registrant as specified in its charter)

        Delaware                       0-25554                   86-0267198
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    of incorporation)                  Number)               Identification No.)

3502 East Roeser Road, Phoenix, Arizona                             85040
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code:  (602) 268-3461
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Item 5.  Other Events.

        This Report contains forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking material. Factors which could cause or contribute to such differences include, but are not limited to, the uncertainties associated with the ability of management to integrate the two companies successfully, the timing and volume of orders, product mix and capacity utilization. These factors are fully discussed in the Companies' regular financial filings with the Securities and Exchange Commission.

        1. Sigma Acquisition Announced. Continental Circuits Corp. and Sigma Circuits Inc. jointly signed a letter of intent whereby Continental Circuits will acquire all the outstanding shares of Sigma Circuits in exchange for Continental Circuits stock. Under the terms of the exchange, Sigma shareholders would receive 0.70 shares of Continental Circuits stock for each share of Sigma stock. For the fiscal year ended June 30, 1996, Sigma reported revenues of $87.7 million while Continental reported revenues of $108.3 million for its fiscal year ended July 31, 1996.

        Located in Santa Clara, Calif., Sigma Circuits is a leading quick-turn manufacturer of electronic interconnect products including multilayer printed circuit boards ("PCBs"), backplane assemblies and flexible circuits. Continental Circuits is a leading high-volume, high-technology manufacturer of complex, multilayer PCBs. Each company's products are used by original equipment manufacturers and contract manufacturing customers engaged in the data communications, telecommunications, computer, peripherals, instrumentation and medical segments of the electronics industry.

        Drawing from a consolidated, complementary customer base, the combined entity is expected to be well positioned to serve as a "one-stop" provider of electronic interconnect products and services, offering both quick-turn and volume PCB production, flexible circuits, backplane assemblies, sub-assemblies, and complete systems. The combined entity is also expected to benefit from enhanced technological, production and cost synergies. Subject to the execution of a definitive agreement and regulatory and shareholder approval, the acquisition is scheduled for completion by early calendar year 1997.
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                                  SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                     CONTINENTAL CIRCUITS CORP.


Date:   October 7, 1996             By:  /s/Joseph G. Andersen
                                            ------------------------
                                            Joseph G. Andersen
                                            Chief Financial Officer